March 1, 2021 (as revised September 1, 2021)

American Century Investments
Prospectus

Balanced Fund
Investor Class (TWBIX)
I Class (ABINX)
    R5 Class (ABGNX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
Objectives, Strategies and Risks	7
Management	10
Investing Directly with American Century Investments	12
Investing Through a Financial Intermediary	14
Additional Policies Affecting Your Investment	16
Share Price and Distributions	20
Taxes	22
Multiple Class Information	24
Financial Highlights	25

©2021 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	Investor	I	R5
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	I	R5
Management Fee	0.90%	0.70%	0.70%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.91%	0.71%	0.71%

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$93	$291	$504	$1,120
I Class	$73	$227	$396	$883
R5 Class	$73	$227	$396	$883
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 165% of the average value of its portfolio.
Principal Investment Strategies
For the equity portion of the fund, the fund will generally invest in large capitalization companies it believes show sustainable business improvement using a proprietary multi-factor model that combines fundamental measures of a stock’s value and growth potential with environmental, social, and governance (ESG) metrics. The model assigns each security a financial metrics score and an ESG score that are combined to create an overall score.
To measure value, the portfolio managers may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. The team arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The portfolio managers utilize internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, portfolio managers will consider, among others, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if the portfolio managers believe they can evaluate the security qualitatively, or if the financial metrics and remaining ESG scores merit investment.
Final scores for each security are evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest scores in their respective sectors. Using this process, the portfolio managers attempt to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500® Index.
For the fixed-income portion of the fund, the portfolio managers invest in a diversified portfolio of high- and medium-grade non-money market debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio.
Principal Risks
•Style Risk — If at any time the market is not favoring the quantitative investment style used to manage the fund’s equity portion, that portion’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Investment Process Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative models will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
•Benchmark Correlation Risk — The performance of the fund’s equity portion will be similar to the performance of the S&P 500 Index, before fees and expenses. If the S&P 500 goes down, it is likely that the fund’s performance will go down.
•ESG Risk – Because the fund considers ESG metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long term rather than short term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.
•    Covered Call Risk – Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk  — A pandemic, caused by the infectious respiratory illness COVID-19, is causing market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. These events may continue to impact the fund and its underlying investments.
•Interest Rate Risk — Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s fixed-income investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fixed-income portion of the Balanced Fund than for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk — Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•Prepayment Risk — The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.
•Foreign Securities Risk — Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

•Bank Loan Risk — The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.
•Collateralized Debt Obligations Risk — Collateralized debt obligations and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLOs may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
•Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk.
•Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
The blended index is considered the benchmark for the fund. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund’s assets invested in stocks. The blended index’s remaining 40% is represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which reflects the roughly 40% of the fund’s assets invested in fixed-income securities.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.

Calendar Year Total Returns
Highest Performance Quarter (2Q 2020): 13.21% Lowest Performance Quarter (1Q 2020): -10.46%

Average Annual Total Returns For the calendar year ended December 31, 2020	1 year	5 years	10 years
Investor Class Return Before Taxes	12.61%	9.54%	8.81%
Return After Taxes on Distributions	10.95%	8.00%	7.18%
Return After Taxes on Distributions and Sale of Fund Shares	8.53%	7.19%	6.68%
I Class Return Before Taxes	12.82%	9.77%	9.03%
R5 Class[1] Return Before Taxes	12.88%	9.77%	9.03%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.20%	13.87%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.43%	3.84%
Blended Index (reflects no deduction for fees, expenses or taxes)	14.73%	11.11%	10.02%
1 Historical performance for the R5 Class prior to its inception (April 10, 2017) is based on the performance of I Class shares, which have the same expenses as the R5 Class.
The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Charles Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments since joining the advisor in 2018.
Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983.
Jason Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019.
Joseph Reiland, CFA, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008.

Justin M. Brown, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008.
Robert J. Bove, Portfolio Manager, has been a member of the team that manages the fund since 2008.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer-Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500 ($1,000 for Coverdell Education Savings Accounts and IRAs). However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250 for Investor Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for the I Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowment and foundations). This includes accounts held directly with American Century and those held through a financial intermediary.
There is no minimum initial investment amount for R5 Class shares.
For the Investor and R5 Classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. Employer-sponsored retirement plans are not eligible to invest in I Class.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Objectives, Strategies and Risks
What is the fund’s investment objective?
This fund seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
What are the fund’s principal investment strategies?
For the equity portion of the fund’s portfolio, the fund generally will invest in large capitalization companies, although it may invest in medium capitalization companies, it believes show sustainable business improvement. The fund’s equity investment strategy utilizes a proprietary multi-factor model in a three-step process. In the first step, the portfolio managers rank stocks from most attractive to least attractive. This is determined by using a quantitative model that combines fundamental measures of a stock’s value and growth potential and environmental, social, and governance (ESG) metrics. To measure value, the managers may use ratios of stock price-to-earnings and stock price-to-cash flow, among others. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates, as well as other factors. The model also considers price momentum. The team arrives at an ESG score by evaluating multiple metrics of each ESG characteristic—environmental, social, and governance. The portfolio managers utilize internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. For example, portfolio managers will consider, among others, a company’s carbon emission profile (environmental), a company’s employee turnover rates and digital privacy (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees (governance). If information on a specific metric is unavailable, the security may still be selected for the portfolio if the portfolio managers believe they can evaluate the security qualitatively, or if the financial metrics and remaining ESG scores merit investment.
In the second step, final scores for each security are evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest scores in their respective sectors. The portfolio managers build an equity portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. Using this process, the portfolio managers attempt to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger ESG profile than the S&P 500® Index.
Finally, the portfolio managers validate the output of the multi-factor model using additional fundamental analysis.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies when these securities meet the portfolio managers’ standards of selection.
The fund may write covered calls on a portion of the fund’s holdings in common stock when the portfolio managers believe call premiums are attractive relative to the price of the underlying security. A fund writing a covered call option is obligated to sell or deliver the underlying security, which the fund holds in its portfolio, in return for the strike price upon exercise of the option.
The fixed-income portion of the fund’s portfolio is invested primarily in a diversified portfolio of high- and medium-grade non-money market debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio. Most of the fixed-income assets will be invested in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. The rating category of a security will be determined at the time of purchase. In the event a security is subsequently downgraded, the fund will not be obligated to dispose of that security, but may continue to hold the security if deemed appropriate by the portfolio managers. Under normal market conditions, the weighted average maturity for the fixed-income portfolio will be three and one-half years or longer.

 Weighted average maturity is a tool the portfolio managers use to approximate the remaining term to maturity of a fund’s investment portfolio. Generally, the longer a fund’s weighted average maturity, the more sensitive it is to changes in interest rates.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the equity portion of the fund mostly invested in equity securities regardless of the movement of stock prices generally.
In the event of exceptional market or economic conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fixed-income portfolio managers decide which debt securities to buy and sell by, among other things:
•identifying debt securities that satisfy the fund’s credit quality standards;
•determining which debt securities help the fund meet its maturity requirements;
•assessing current and anticipated interest rates;
•evaluating current economic conditions and the risk of inflation; and

•evaluating special features of the debt securities that may make them more or less attractive to alternatives.
The fund may invest in securities issued or guaranteed by the U.S. Treasury and certain U.S. government agencies or instrumentalities such as the Government National Mortgage Association (Ginnie Mae). Ginnie Mae is supported by the full faith and credit of the U.S. government. Securities issued or guaranteed by other U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac), and the Federal Home Loan Bank (FHLB) are not guaranteed by the U.S. Treasury or supported by the full faith and credit of the U.S. government. However, they are authorized to borrow from the U.S. Treasury to meet their obligations.
The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information.
What are the principal risks of investing in the fund?
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the quantitative style used by the fund’s equity portion, that portion’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
The fund’s performance will be similar to the performance of its benchmark. If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.
Because the fund’s equity portion considers ESG metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long term rather than short term returns. Furthermore, when analyzing ESG criteria for securities, the portfolio management team relies on the information and scoring models published by third party sources, there is a risk that this information might be incorrect or only take into account one of many ESG related components of portfolio companies. Moreover, scores and ratings across third party providers may be inconsistent or incomparable.
Although the portfolio managers intend to invest the fund’s equity assets primarily in U.S. securities, the fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
Writing covered calls may limit the fund’s ability to participate in price increases of the underlying securities and could lower the fund’s return.
The value of the fund’s shares depends on the value of the stocks, bonds and other securities it owns.
•The value of the individual equity securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
•The value of the fund’s fixed-income securities will be affected primarily by rising or falling interest rates and the continued ability of the issuers of these securities to make payments of interest and principal as they become due.
When interest rates change, the fund’s share value will be affected. Generally, when interest rates rise, the value of the fund’s fixed-income securities will decline. The opposite is true when interest rates decline. The degree to which interest rate changes affect the fund’s performance varies and is related to the weighted average maturity of the fixed-income portion of the fund. For example, when interest rates rise, you can expect the share value of a long-term bond fund to fall more than a short-term bond fund. When rates fall, the opposite is true. The fund’s fixed-income investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fixed-income portion of Balanced than for funds that have shorter-weighted average maturities, such as money market and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
Most of the securities purchased by the fixed-income portion of the fund are investment-grade debt securities at the time of purchase. Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result the value of the fund’s fixed-income securities could also decrease. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. Changes in the credit rating of a debt security held by the fund could have a similar effect. The fund’s credit quality restrictions apply at the time of purchase; the fund will not necessarily sell securities if they are downgraded by a rating agency.
The fund may invest in debt securities backed by mortgages or assets such as auto loan, home equity loan or student loan receivables. These underlying obligations may be prepaid, as when a homeowner refinances a mortgage to take advantage of declining interest rates. If so, the fund must reinvest prepayments at current rates, which may be less than the rate of the prepaid mortgage. Because of this prepayment risk, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities.
The fund may invest in the securities of foreign companies. Foreign securities can have certain unique risks, including fluctuations in currency exchange rates, unstable social, political and economic structures, reduced availability of public information, and the lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. These factors make investing in foreign securities generally riskier than investing in U.S. securities. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. To the extent the fund invests in foreign securities, the overall risk of the fund could be affected.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, and credit risk. They also involve the risk of mispricing or improper valuation, the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the risk of default or bankruptcy of the other party to the instrument. Gains or losses involving some futures, options, and other derivatives may be substantial—in part because a relatively small price movement in these securities may result in an immediate and substantial gain or loss for the fund.
Investments in bank loans, loans made by banks or other financial intermediaries to borrowers, require the fund to depend primarily upon the creditworthiness of the borrower for payment of principal and interest, exposing the fund to the credit risk of both the financial institution and the underlying borrower. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the articipation. In addition, transactions in bank loans may take more than seven days to settle. As a result, the proceeds from the sale of bank loans may not be readily available to make additional investments or to meet the fund’s redemption obligations. Some bank loan interests may not be registered under the Securities Act of 1933 and therefore not afforded the protections of the federal securities laws.
The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the fund invests. Collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs) are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets.
The fund may also be subject to liquidity risk. The chance that a fund will have difficulty selling its debt securities is called liquidity risk. During periods of market turbulence or unusually low trading activity, to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
The fund may need to sell securities at times it would not otherwise do so in order to meet shareholder redemption requests. The fund could experience a loss when selling securities, particularly if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining pricing for the securities sold or when the securities the fund wishes to sell are illiquid. Selling securities to meet such redemption requests also may increase transaction costs or have tax consequences. To the extent that a large shareholder (including a fund of funds or 529 college savings plan) invests in the fund, the fund may experience relatively large redemptions as such shareholder reallocates its assets. Although the advisor seeks to minimize the impact of such transactions where possible, the fund’s performance may be adversely affected.
The value of the fund’s shares may fluctuate significantly in the short term. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
A pandemic, caused by the infectious respiratory illness COVID-19, is causing travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain interruptions, lower consumer demand, layoffs, credit downgrades, and defaults among other economic impacts. Certain markets have experienced temporary closures, extreme volatility, losses, reduced liquidity and increased trading costs. These events may continue to impact the fund and its underlying investments.
At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

Management
Who manages the fund?
The Board of Directors, investment advisor and fund management teams play key roles in the management of the fund.
The Board of Directors
The Board of Directors is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management. More than three-fourths of the directors are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940.
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing and operating that fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The difference in unified management fees among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.
The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets alone, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2020	Investor Class	I Class	R5 Class
Balanced	0.90%	0.70%	0.70%
A discussion regarding the basis for the Board of Directors’ approval of the fund’s investment advisory agreement with the advisor is available in the fund’s annual report to shareholders dated October 31, 2020.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage the equity and fixed-income portions of the fund. These teams function in different ways, as described below. The five portfolio managers with the most significant responsibility for the day-to-day management of the fund are identified below.
Equity Portion of Balanced
The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy. The individuals listed below are jointly and primarily responsible for the day-to-day management of the equity portion of the fund.
Joseph Reiland
Mr. Reiland, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2005. He has a bachelor’s degree in business administration from Washington University. He is a CFA charterholder.

Justin M. Brown
Mr. Brown, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2000 as an investment analyst and became a portfolio manager in 2006. He has a bachelor’s degree in business administration and finance from Texas Christian University. He is a CFA charterholder.
Robert J. Bove
Mr. Bove, Portfolio Manager, has been a member of the team that manages the fund since 2008. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2016. He has a bachelor’s degree in accounting from Villanova University and an MBA in finance from New York University, Leonard N. Stern School of Business.
Fixed-Income Portion of Balanced
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Fixed Income Investment Committee which is responsible for periodically adjusting dynamic investment parameters based on economic and market conditions. Other portfolio managers are responsible for security selection and portfolio construction within these parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions. The individuals listed below have the most significant responsibility for the day-to-day management of the fixed-income portion of the fund.
Robert V. Gahagan (Global Fixed Income Investment Committee Representative)
Mr. Gahagan, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century since joining the advisor in 1983. He has a bachelor’s degree in economics and an MBA from the University of Missouri – Kansas City.
Jason Greenblath (Global Fixed Income Investment Committee Representative)
Mr. Greenblath, Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2019. Prior to joining American Century, Mr. Greenblath worked at Aberdeen Standard Investments as head of U.S. investment grade credit from 2018 to 2019, head of U.S. investment grade credit research from 2014 to 2018 and as a portfolio manager from 2012 to 2018. He has a bachelor’s degree in finance from Pennsylvania State University.
Charles Tan (Global Fixed Income Investment Committee Representative)
Mr. Tan, Senior Vice President and Co-Chief Investment Officer, Global Fixed Income, has served on teams managing fixed-income investments for American Century since joining the advisor in 2018. Prior to joining American Century, Mr. Tan worked at Aberdeen Standard Investments as head of North American fixed income from 2015 to 2018 and head of U.S. credit and as a senior portfolio manager from 2005 to 2015. He has a bachelor’s degree in economics from University of International Business and Economics, Beijing and an MBA from Bucknell University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information, as well as any change to the investment objective of the fund. The Board of Directors and/or the advisor may change any other policies or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

Investing Directly with American Century Investments
Services Automatically Available to You
Most accounts automatically have access to the services listed under Ways to Manage Your Account when the account is opened. If you have questions about the services that apply to your account type, please call us.
Generally, once your account is established, any registered owner (including those on jointly owned accounts) or any trustee (including those on trust accounts with multiple trustees), or any authorized signer on business accounts with multiple authorized signers, may transact business by any of the methods described below. American Century reserves the right to require all owners or trustees or authorized signers to act together, at our discretion.
Account Maintenance Fee
If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), we may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will determine the amount of your total eligible investments once per year, generally the last Friday in October. If the value of those investments is less than $10,000 at that time, we will automatically redeem shares in one of your accounts to pay the $25.00 fee as soon as administratively possible. Please note that you may incur tax liability as a result of the redemption. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. We will not charge the fee as long as you choose to manage your accounts exclusively online. You may enroll for exclusive online account management by visiting americancentury.com. Regardless of whether you manage your account online, you may request a paper copy of the prospectus, statement of additional information, or annual report free of charge.

Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee, but you may be subject to other fees.

Wire Purchases
Current Investors: If you would like to make a wire purchase into an existing account, your bank will need the following information. (To invest in a new fund, please call us first to set up the new account.)
•American Century Investments’ bank information: Commerce Bank N.A., Routing No. 101000019, Account No. 2804918
•Your American Century Investments account number and fund name
•Your name
•The contribution year (for IRAs only)
•Dollar amount
New Investors: To make a wire purchase into a new account, please complete an application or call us prior to wiring money.

Ways to Manage Your Account
ONLINE
americancentury.com
Open an account: If you are a current or new investor, you can open an account by completing and submitting our online application. Current investors also can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Exchange shares from another American Century Investments account with an identical registration.
Make additional investments: Make an additional investment into an established American Century Investments account. If we do not have your bank information, you can add it.
Sell shares*: Redeem shares and choose whether the proceeds are electronically transferred to your authorized bank account or sent by check to your address of record.
* Online redemptions up to $25,000 per day per account.
IN PERSON
If you prefer to handle your transactions in person, visit one of our Investor Centers and a representative can help you open an account, make additional investments, and sell or exchange shares.
•4500 Main Street, Kansas City, MO — 8 a.m. to 5 p.m., Monday – Friday
•4917 Town Center Drive, Leawood, KS — 8 a.m. to 5 p.m., Monday – Friday
BY TELEPHONE
Investor Services Representative: 1-800-345-2021
Business, Not-For-Profit and Employer-Sponsored Retirement Plans: 1-800-345-3533
Automated Information Line: 1-800-345-8765
Open an account: If you are a current investor, you can open an account by exchanging shares from another American Century Investments account with an identical registration.
Exchange shares: Call or use our Automated Information Line (available only to Investor Class shareholders).
Make additional investments: Call or use our Automated Information Line if you have authorized us to invest from your bank account. The Automated Information Line is available only to Investor Class shareholders.
Sell shares: Call or use our Automated Information Line. The Automated Information Line redemptions are up to $25,000 per day per account and are available for Investor Class shareholders only.
BY MAIL OR FAX
Mail Address: P.O. Box 419200, Kansas City, MO 64141-6200 — Fax: 1-888-327-1998
Open an account: Send a signed, completed application and check or money order payable to American Century Investments.
Exchange shares: Send written instructions to exchange your shares from one American Century Investments account to another with an identical registration.
Make additional investments: Send your check or money order for at least $50 with an investment slip. If you don’t have an investment slip, include your name, address and account number on your check or money order.
Sell shares: Send written instructions or a redemption form to sell shares. Call a Service Representative to request a form.
AUTOMATICALLY
Open an account: Not available.
Exchange shares: Send written instructions to set up an automatic exchange of your shares from one American Century Investments account to another with an identical registration.
Make additional investments: With the automatic investment service, you can purchase shares on a regular basis. You must invest at least $50 per month per account.
Sell shares: You may sell shares automatically by establishing a systematic redemption plan.

See Additional Policies Affecting Your Investment for more information about investing with us.

Investing Through a Financial Intermediary
The fund may be purchased by participants in employer-sponsored retirement plans or through financial intermediaries that provide various administrative and distribution services.

Financial intermediaries include banks, broker-dealers, insurance companies, plan sponsors and financial professionals.

Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by American Century Investments’ transfer agent. In some circumstances, the advisor will pay such service providers a fee for performing those services. Also, the advisor and the fund’s distributor may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The distributor may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. The distributor also may pay fees related to obtaining data regarding intermediary or financial advisor activities to assist American Century Investments with sales reporting, business intelligence, and training and education opportunities. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described by this paragraph is determined by the advisor or the distributor, and all such amounts are paid out of their available assets and not paid by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.
 Although each class of the fund’s shares represents an interest in the same fund, each has a different cost structure, as described below. Which class is right for you depends on many factors, including how long you plan to hold the shares, how much you plan to invest, the fee structure of each class, and how you wish to compensate your financial professional for the services provided to you. Your financial professional can help you choose the option that is most appropriate.
Investor Class
Investor Class shares are available for purchase without sales charges or commissions but may be subject to account or transaction fees if purchased through financial intermediaries. These shares are available to investors in retail brokerage accounts, broker-dealer-sponsored fee-based advisory accounts, other advisory accounts where fees are charged, and employer-sponsored retirement plans.
I Class
I Class shares are available for purchase without sales charges or commissions by endowments, foundations, large institutional investors and financial intermediaries. Employer-sponsored retirement plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
R5 Class
R5 Class shares are available for purchase without sales charges or commissions by participants in certain employer-sponsored retirement plans. R5 Class shares may be purchased or redeemed only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants.
Buying and Selling Shares Through a Financial Intermediary
Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include
•minimum investment requirements
•exchange policies
•fund choices
•cutoff time for investments
•trading restrictions

In addition, your financial intermediary may charge a transaction fee for the purchase or sale of fund shares. Those charges are retained by the financial intermediary and are not shared with American Century Investments or the fund. Please contact your financial intermediary or plan sponsor for a complete description of its policies. Copies of the fund’s annual report, semiannual report and statement of additional information are available from your financial intermediary or plan sponsor.
The fund has authorized certain financial intermediaries to accept orders on the fund’s behalf. American Century Investments has selling agreements with these financial intermediaries requiring them to track the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on the fund’s behalf before the time the net asset value is determined in order to receive that day’s share price. If those orders are transmitted to American Century Investments and paid for in accordance with the selling agreement, they will be priced at the net asset value next determined after your request is received in the form required by the financial intermediary.
If you submit a transaction request through a financial intermediary that does not have a selling agreement with us, or if the financial intermediary’s selling agreement does not cover the type of account or share class requested, we may reject or cancel the transaction without prior notice to you or the intermediary.
Investor and I Class shares may also be available on brokerage platforms of financial intermediaries that have agreements with American Century Investments to offer such shares solely when acting as an agent for the shareholder. A shareholder transacting in Investor or I Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund may be available in other share classes that have different fees and expenses.
Moving Between Share Classes and Accounts
You may move your investment between share classes (within the same fund or between different funds) in certain circumstances deemed appropriate by American Century Investments. You also may move investments held in certain accounts to a different type of account if you meet certain criteria. Please contact your financial professional for more information about moving between share classes or account types.
See Additional Policies Affecting Your Investment for more information about investing with us.

Additional Policies Affecting Your Investment
Eligibility for Investor Class Shares
The fund’s Investor Class shares are available for purchase directly from American Century Investments and through the following types of products, programs or accounts offered by financial intermediaries:
•self-directed accounts on transaction-based platforms that may or may not charge a transaction fee
•employer-sponsored retirement plans
•broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts
•insurance products and bank/trust products where fees are being charged
The fund reserves the right, when in the judgment of American Century Investments it is not adverse to the fund’s interest, to permit all or only certain types of investors to open new accounts in the fund, to impose further restrictions, or to close the fund to any additional investments, all without notice.
Minimum Initial Investment Amounts for Investor Class
Unless otherwise specified below, the minimum initial investment amount to open an account is $2,500. However, American Century Investments will waive the fund minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the fund minimum. Investors opening accounts through financial intermediaries may open an account with $250, but the financial intermediaries may require their clients to meet different investment minimums. See Investing Through a Financial Intermediary for more information.

Broker-dealer sponsored wrap program accounts and/or fee-based advisory accounts	No minimum
Coverdell Education Savings Account and IRAs	$1,000[1,2]
Employer-sponsored retirement plans	No minimum
1    American Century Investments will waive the minimum if you make an initial investment of at least $500 and continue to make automatic investments of at least $100 a month until reaching the minimum.
2    The minimum initial investment for shareholders investing through financial intermediaries is $250. Financial intermediaries may have different minimums for their clients.
Subsequent Purchases
There is a $50 minimum for subsequent purchases. See Ways to Manage Your Account for more information about making additional investments directly with American Century Investments. However, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans, but financial intermediaries may require their clients to meet different subsequent purchase requirements.
Eligibility for I Class Shares
I Class shares are made available for purchase by individuals and large institutional shareholders such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the fund’s minimum investment requirements. Employer-sponsored plans may not invest in I Class shares, except that plans invested in the I Class prior to April 10, 2017 may make additional purchases.
Minimum Initial Investment Amounts for I Class
The minimum initial investment amount is generally $5 million ($3 million for endowments and foundations) per fund. If you invest with us through a financial intermediary, this requirement may be met if your financial intermediary aggregates your investments with those of other clients into a single group, or omnibus, account that meets the minimum. The minimum investment requirement may be waived if you have an aggregate investment in the American Century family of funds of $10 million or more ($5 million for endowments and foundations).This includes accounts held directly with American Century and those held through a financial intermediary. American Century Investments also may waive the minimum initial investment in other situations it deems appropriate.
American Century Investments may permit an intermediary to waive the initial minimum per shareholder as provided in Buying and Selling Fund Shares in the statement of additional information.
Eligibility for R5 Class Shares
The fund’s R5 Class shares are generally available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. To be eligible, plan level or omnibus accounts must be held on the books of the fund.
R5 Class shares are not available to retail accounts, traditional or Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEPs or Coverdell education savings accounts.

Minimum Initial Investment Amounts for R5 Class
There is no minimum initial amount or subsequent investment amount for R5 Class shares, but financial intermediaries or plan recordkeepers may require plans to meet different investment minimums.
Redemptions
Your redemption proceeds will be calculated using the net asset value (NAV) next determined after we receive your transaction request in good order.
Generally, we expect to remit your redemption proceeds to you one business day after we process your transaction. However, we reserve the right to delay delivery of redemption proceeds up to seven days. For example, each time you make an investment with American Century Investments, there is a seven-day holding period before we will release redemption proceeds from those shares, unless you provide us with satisfactory proof that your purchase funds have cleared. Investments by wire generally require only a one-day holding period. If you change your address, we may require that any redemption request made within seven days be submitted in writing and be signed by all authorized signers with their signatures guaranteed. We may also require a signature guarantee for redemptions in other situations, as described below. If you change your bank information, we may impose a seven-day holding period before we will transfer or wire redemption proceeds to your bank. Please remember, if you request redemptions by wire, $10 will be deducted from the amount redeemed. Your bank also may charge a fee.
Additionally, if you are age 65 or older, or if we have reason to believe you have a mental or physical impairment that renders you unable to protect your own interest, we may temporarily delay the disbursement of redemption proceeds from your account if we believe that you have been the victim of actual or attempted financial exploitation. This temporary delay will be for an initial period of no more than 15 business days while we conduct an internal review of the facts and circumstances of the suspected financial exploitation. If our internal review supports our belief that actual or attempted financial exploitation has occurred or is occurring, we may extend the hold for up to 10 additional business days. At the expiration of the additional hold time, if we have not confirmed that exploitation has occurred, the proceeds will be released to you.
Under normal market conditions, the fund generally meets redemption requests through its holdings of cash or cash equivalents or by selling portfolio securities. However, we reserve the right to honor certain redemptions with securities, rather than cash, as described in the next section. Additionally, the fund may consider interfund lending to meet redemption requests. The fund is more likely to use these other methods to meet large redemption requests or during times of market stress.
Special Requirements for Large Redemptions
If, during any 90-day period, you redeem fund shares worth more than $250,000 (or 1% of the value of a fund’s assets if that amount is less than $250,000), we reserve the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable securities instead of in cash. To the extent practicable, these securities will represent your pro rata share of the fund’s securities.
We will value these securities in the same manner as we do in computing the fund’s net asset value. We may provide these securities in lieu of cash without prior notice. Also, if payment is made in securities, you may have to pay brokerage or other transaction costs to convert the securities to cash.  These securities remain subject to market risk until sold, and you may incur capital gains and/or losses when you sell the securities.
If your redemption would exceed this limit and you would like to avoid being paid in securities, please provide us with an unconditional instruction to redeem at least 15 days prior to the date on which the redemption transaction is to occur. The instruction must specify the dollar amount or number of shares to be redeemed and the date of the transaction. This minimizes the effect of the redemption on a fund and its remaining investors.
Redemption of Shares in Accounts Below Minimum
If your account balance falls below the minimum initial investment amount for any reason, or if you cancel your automatic monthly investment plan prior to reaching the fund minimum, American Century Investments reserves the right to redeem the shares in the account and send the proceeds to your address of record. Prior to doing so, we will notify you and give you 60 days to meet the minimum or reinstate your automatic monthly investment plan. Please note that you may incur tax liability as a result of the redemption. For I Class shares, we reserve the right to convert your shares to Investor Class shares of the same fund. The Investor Class shares have a unified management fee that is 0.20 percentage points higher than the I Class.
Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.

Signature Guarantees
A signature guarantee — which is different from a notarized signature — is a warranty that the signature presented is genuine. We may require a signature guarantee for the following transactions:
•Your redemption or distribution check or automatic redemption is made payable to someone other than the account owners;
•Your redemption proceeds or distribution amount is sent by EFT (ACH or wire) to a destination other than your personal bank account;
•You are transferring ownership of an account over $100,000;
•You change your address and request a redemption over $100,000 within seven days;
• You request proceeds from redemptions, dividends, or distributions be sent to an address or financial institution differing from those on record; or
• You make a redemption or other transaction request via telephone, and we are unable to verify your identity.
We reserve the right to require a signature guarantee for other transactions, or we may employ other security measures, such as signature comparison or notarized signature, at our discretion.
Canceling a Transaction
American Century Investments will use its best efforts to honor your request to revoke a transaction instruction if your revocation request is received prior to the close of trading on the New York Stock Exchange (NYSE) (generally 4 p.m. Eastern time) on the trade date of the transaction. Once processing has begun, or the NYSE has closed on the trade date, the transaction can no longer be canceled. Each fund reserves the right to suspend the offering of shares for a period of time and to reject any specific investment (including a purchase by exchange). Additionally, we may refuse a purchase if, in our judgment, it is of a size that would disrupt the management of a fund.
Frequent Trading Practices
Frequent trading and other abusive trading practices may disrupt portfolio management strategies and harm fund performance. If the cumulative amount of frequent trading activity is significant relative to a fund’s net assets, the fund may incur trading costs that are higher than necessary as securities are first purchased then quickly sold to meet the redemption request. In such case, the fund’s performance could be negatively impacted by the increased trading costs created by frequent trading if the additional trading costs are significant.
Because of the potentially harmful effects of abusive trading practices, the fund’s Board of Directors has approved American Century Investments’ abusive trading policies and procedures, which are designed to reduce the frequency and effect of these activities in our funds. These policies and procedures include monitoring trading activity, imposing trading restrictions on certain accounts, and using fair value pricing when current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, they cannot eliminate the possibility that such activity will occur. American Century Investments seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.
American Century Investments uses a variety of techniques to monitor for and detect frequent trading practices. These techniques may vary depending on the type of fund, the class of shares or whether the shares are held directly or indirectly with American Century Investments. They may change from time to time as determined by American Century Investments in its sole discretion. To minimize harm to the funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any shareholder we believe has a history of frequent trading or whose trading, in our judgment, has been or may be disruptive to the funds. In making this judgment, we may consider trading done in multiple accounts under common ownership or control.
Currently, for shares held directly with American Century Investments, we may deem the sale of all or a substantial portion of a shareholder’s purchase of fund shares to be frequent trading if the sale is made:
•within seven days of the purchase; or
•within 30 days of the purchase, if it happens more than once per year.
To the extent practicable, we try to use the same approach for defining frequent trading for shares held through financial intermediaries. American Century Investments reserves the right, in its sole discretion, to identify other trading practices as abusive and to modify its monitoring and other practices as necessary to deal with novel or unique abusive trading practices.
The frequent trading limitations do not apply to the following types of transactions:
•purchases of shares through reinvested distributions (dividends and capital gains);
•redemption of shares to pay fund or account fees;
•CheckWriting redemptions;
•redemptions requested following the death of a registered shareholder;
•transactions through automatic purchase or redemption plans;

•transfers and re-registrations of shares within the same fund;
•shares exchanged from one share class to another within the same fund;
•transactions by 529 college savings plans and funds of funds (however shareholders of American Century’s funds of funds are subject to the limitations); and
•reallocation or rebalancing transactions in broker-dealer sponsored fee-based wrap and advisory programs.
For shares held in employer-sponsored retirement plans, generally only participant-directed exchange transactions are subject to the frequent trading restrictions. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, or SARSEPs.
In addition, American Century Investments reserves the right to accept purchases and exchanges in excess of the trading restrictions discussed above if it believes that such transactions would not be inconsistent with the best interests of fund shareholders or this policy.
American Century Investments’ policies do not permit us to enter into arrangements with fund shareholders that permit such shareholders to engage in frequent purchases and redemptions of fund shares. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions American Century Investments handles, there can be no assurance that American Century Investments’ efforts will identify all trades or trading practices that may be considered abusive. American Century Investments monitors aggregate trades placed in omnibus accounts and works with financial intermediaries to identify shareholders engaging in abusive trading practices and impose restrictions to discourage such practices. Because American Century Investments relies on financial intermediaries to provide information and impose restrictions, our ability to monitor and discourage abusive trading practices in omnibus accounts may be dependent upon the intermediaries’ timely performance of such duties and restrictions may not be applied uniformly in all cases.
Your Responsibility for Unauthorized Transactions
American Century Investments and its affiliated companies use procedures reasonably designed to confirm that telephone, electronic and other instructions are genuine. These procedures include recording telephone calls, requesting additional identifying information, requiring personalized security codes or other information online, and sending confirmation of transactions. If we follow these procedures, we are not responsible for any losses that may occur due to unauthorized instructions. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.
A Note About Mailings to Shareholders
To reduce the amount of mail you receive from us, we generally deliver a single copy of fund documents (like shareholder reports, proxies and prospectuses) to investors who share an address, even if their accounts are registered under different names. Investors who share an address may also receive account-specific documents (like statements) in a single envelope. If you prefer to receive your documents addressed individually, please call us or your financial professional. For American Century Investments brokerage accounts, please call 1-888-345-2071.
Right to Change Policies
We reserve the right to change any stated investment requirement, including those that relate to purchases, exchanges and redemptions. In accordance with applicable law, we also may alter, add or discontinue any service or privilege. Changes may affect all investors or only those in certain classes or groups. In addition, from time to time we may waive a policy on a case-by-case basis, as the advisor deems appropriate.

Share Price and Distributions
Share Price
American Century Investments will price the fund shares you purchase, exchange or redeem based on the net asset value (NAV) next determined after your order is received in good order by the fund’s transfer agent, or other financial intermediary with the authority to accept orders on the fund’s behalf. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. On days when the NYSE is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value , or NAV, of each class of the fund is the current value of the class’s assets minus any liabilities, divided by the number of shares of the class outstanding.

The fund values portfolio securities for which market quotations are readily available at their market price. As a general rule, equity securities listed on a U.S. exchange are valued at the last reported sale price as of the time of valuation. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding official close price or last sale price of such securities on the foreign exchange where primarily traded or at the time the fund’s NAV is determined, if that foreign exchange is open later than the NYSE. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges to derive the market price. The factor is based on observable market data as provided by an independent pricing service. The value of any security or other asset denominated in a currency other than U.S. dollars is then converted to U.S. dollars at the prevailing foreign exchange rate at the time the fund’s NAV is determined. Securities that are neither listed on a securities exchange or traded over the counter may be priced using the mean of the bid and asked prices obtained from an independent broker who is an established market maker in the security. The fund may use third party pricing services to assist in the determination of market value.
Readily available market quotations for fixed income securities shall generally be received from independent pricing services that have been approved by the Board. It is anticipated that such pricing services will generally provide evaluated prices based on accepted industry conventions. Evaluated prices are commonly derived through utilization of market models. Such models take into consideration various market factors and security characteristics. These may include, but are not limited to, the following: trade data, quotations from broker- dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities and other relevant security specific information. Debt obligations with 60 days or less remaining until maturity may be valued at amortized cost.
If the fund determines that the market price for a portfolio security is not readily available or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined in good faith by the fund’s board or its designee, in accordance with procedures adopted by the fund’s board. Circumstances that may cause the fund to use alternate procedures to value a security include, but are not limited to:
•if, after the close of the foreign exchange on which a portfolio security is principally traded, but before the close of the NYSE, an event occurs that may materially affect the value of the security;
•a debt security has been declared in default; or
•trading in a security has been halted during the trading day.
If such circumstances occur, the fund will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the fund’s board.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the board or its designee believes are fair rather than being solely determined by the market.
With respect to any portion of the fund’s assets that are invested in one or more open-end management investment companies that are registered with the SEC (known as registered investment companies), the fund’s NAV will be calculated based upon the NAVs of such registered investment companies. These registered investment companies are required by law to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Trading of securities in foreign markets may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may take place on weekends or holidays when the fund’s NAV is not calculated. So, the value of the fund’s portfolio may be affected on days when you will not be able to purchase, exchange or redeem fund shares.
Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means that the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities. The fund generally expects to pay distributions of substantially all its income, if any, quarterly. Distributions from realized capital gains, if any, are paid annually, usually in December. The fund may make more frequent distributions, if necessary, to comply with Internal Revenue Code provisions.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.

You will participate in fund distributions when they are declared, starting the next business day after your purchase is effective. For example, if you purchase shares on a day that a distribution is declared, you will not receive that distribution. If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.
Generally, participants in tax-deferred retirement plans reinvest all distributions. For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century Investments account, to your bank electronically, or to your home address or to another person or address by check.

Taxes
Some of the tax consequences of owning shares of a fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by a fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares after the net asset value has increased or decreased.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by a fund from its investments, or capital gains generated by a fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If the fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
For taxable accounts, American Century Investments or your financial intermediary will inform you of the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your redemptions — including exchanges to other American Century Investments funds — are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale or exchange will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified to us that your Social Security number or tax identification number is correct and that you are not subject to withholding, we are required to withhold and pay to the IRS the applicable federal withholding tax rate on taxable dividends, capital gains distributions and redemption proceeds.
Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.

The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

Multiple Class Information
The fund offers multiple classes of shares. The classes have different fees, expenses, eligibility requirements and/or minimum investment requirements. Different fees and expenses will affect performance.
Except as described below, all classes of shares of the fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences between the classes are (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; (d) each class may have different exchange privileges; and (e) the I Class may provide for conversion from that class into shares of the Investor Class of the same fund.

Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years (or shorter period if the share class is not five years old).
On a per-share basis, the table includes as appropriate
•share price at the beginning of the period
•investment income and capital gains or losses
•distributions of income and capital gains paid to investors
•share price at the end of the period
The table also includes some key statistics for the period as appropriate
•Total Return – the overall percentage of return of the fund, assuming the reinvestment of all distributions
•Expense Ratio – the operating expenses of the fund as a percentage of average net assets
•Net Income Ratio – the net investment income of the fund as a percentage of average net assets
•Portfolio Turnover – the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights that follow have been audited by Deloitte & Touche LLP. Their Report of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the fund’s annual report, which is available upon request.

Balanced Fund

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$19.25	0.20	1.22	1.42	(0.25)	(0.69)	(0.94)	$19.73	7.54%	0.90%	1.03%	165%	$841,328
2019	$18.55	0.29	1.73	2.02	(0.29)	(1.03)	(1.32)	$19.25	11.82%	0.90%	1.58%	101%	$838,309
2018	$19.31	0.25	0.09	0.34	(0.25)	(0.85)	(1.10)	$18.55	1.72%	0.90%	1.32%	115%	$798,120
2017	$17.39	0.26	2.10	2.36	(0.28)	(0.16)	(0.44)	$19.31	13.78%	0.91%	1.44%	112%	$814,569
2016	$17.91	0.25	0.26	0.51	(0.26)	(0.77)	(1.03)	$17.39	3.14%	0.90%	1.44%	104%	$754,957
I Class
2020	$19.26	0.23	1.23	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$99,524
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$68,889
2018	$19.32	0.29	0.09	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.92%	0.70%	1.52%	115%	$62,077
2017	$17.40	0.30	2.09	2.39	(0.31)	(0.16)	(0.47)	$19.32	13.99%	0.71%	1.64%	112%	$73,385
2016	$17.92	0.28	0.27	0.55	(0.30)	(0.77)	(1.07)	$17.40	3.35%	0.70%	1.64%	104%	$58,915
R5 Class
2020	$19.26	0.24	1.22	1.46	(0.29)	(0.69)	(0.98)	$19.74	7.75%	0.70%	1.23%	165%	$3,545
2019	$18.56	0.33	1.72	2.05	(0.32)	(1.03)	(1.35)	$19.26	12.04%	0.70%	1.78%	101%	$3,053
2018	$19.32	0.30	0.08	0.38	(0.29)	(0.85)	(1.14)	$18.56	1.93%	0.70%	1.52%	115%	$2,574
2017(3)	$18.18	0.17	1.14	1.31	(0.17)	—	(0.17)	$19.32	7.21%	0.71%(4)	1.66%(4)	112%(5)	$5

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through October 31, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders dated October 31, 2020.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 1-800-345-6488

Investment Company Act File No. 811-00816
CL-PRS-91780 2109